MUNIHOLDINGS
                                                              NEW JERSEY
                                                              INSURED FUND, INC.

                                [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Annual Report
                                                              July 31, 2000

                   MuniHoldings New Jersey Insured Fund, Inc.

The Benefits and Risks of Leveraging

MuniHoldings New Jersey Insured Fund, Inc. utilizes leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock share holders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of investment principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                       MuniHoldings New Jersey Insured Fund, Inc., July 31, 2000

TO OUR SHAREHOLDERS

For the 12-month period ended July 31, 2000, the Common Stock of MuniHoldings New Jersey Insured Fund, Inc. earned $0.776 per share income dividends, which included earned and unpaid dividends of $0.060. This represents a net annualized yield of 5.90%, based on a month-end net asset value of $13.14 per share. During the same period, the total investment return on the Fund's Common Stock was -3.04%, based on a change in per share net asset value from $14.47 to $13.14, and assuming reinvestment of $0.784 per share ordinary income dividends.

For the six-month period ended July 31, 2000, the Fund's Auction Market Preferred Stock had an average yield as follows: Series A, 3.75%; Series B, 3.82%; Series C, 4.33%; and Series D, 4.12%.

The Municipal Market Environment

During the six months ended July 31, 2000, US domestic economic growth remained robust. After growing at a 4.2% annual rate in 1999, US domestic economic growth expanded at a 4.8% rate during the first quarter of 2000 and at a 5.2% rate during the second quarter. However, despite these significant growth rates, few price measure indicators have shown any meaningful signs of future price pressures at the consumer level, despite the lowest unemployment rates since 1970. With few signs of any economic slowdown, the Federal Reserve Board continued to raise short-term interest rates in February, March and May 2000. The Federal Reserve Board cited both the continued growth of US employment and the continued strength of US equity markets as reasons for attempting to moderate US economic growth before inflationary price pressures can occur.

However, since then fixed-income markets have largely ignored strong economic fundamentals and concentrated upon very positive technical supply factors. Declining bond issuance--both current, and more importantly, expected future issuance--helped push bond yields lower into mid-April 2000. In late January and early February 2000, the US Treasury announced its intention to reduce the amounts to be auctioned in the quarterly Treasury note and bond auctions. Furthermore, budgetary surpluses allowed the US Treasury to repurchase outstanding, higher-couponed Treasury issues, primarily in the 15-year and longer maturity sector. Both these actions resulted in significant reduction in the outstanding supply of longer-dated maturity US Treasury debt. Domestic and international investors quickly began to accumulate what was expected to become a scarce commodity and bond prices quickly rose.

By mid-April 2000, US Treasury bond yields had declined more than 80 basis points (0.80%) to 5.67%. During the remainder of the period, US Treasury bond prices were volatile as strong economic reports and investors' concerns of additional moves by the Federal Reserve Board occasionally overshadowed the positive technical position of the long-term US Treasury bond market.

Recently, a number of economic indicators have begun to suggest that the actions taken by the Federal Reserve Board in 1999 and early 2000 have started to affect US economic growth. Both new home sales and consumer spending have slowed, suggesting that economic growth may subside into a 4%-4.5% range by late 2000. In our opinion, this range of growth was targeted by the Federal Reserve Board as being sustainable, given current productivity measures, without endangering the present benign inflationary environment.

By June, investor focus returned to the dwindling supply of long-term US Treasury securities and bond prices generally rose for the remainder of the period. The decline in long-term US Treasury bond yields resulted in an inverted yield curve as short-term and intermediate-term interest rates did not fall proportionately to long-term interest rates as the Federal Reserve Board was expected to continue to raise short-term interest rates. The current inversion has had as much to do with debt reduction and US Treasury buybacks as with investor expectations of slower economic growth. During the last six months, US Treasury bond yields have declined more than 70 basis points to end the period at 5.78%, their lowest monthly closing level since May 1999.

Tax-exempt bond yields also have declined in recent months. The decline has largely been in response to the rally in US Treasury securities, as well as a continued positive technical supply environment. States such as California and Maryland have announced that their large current and anticipated future budget surpluses will permit the cancellation or postponement of expected bond issuance. Additionally, some issuers have also initiated tenders to repurchase existing debt, reducing the supply of tax-exempt bonds in the secondary market as well. Given the decline in available long-term US Treasury securities, some investors who need longer maturity investment vehicles have begun to consider long-term municipal bonds as potential substitutes. This has further strengthened the overall positive technical position of the tax-exempt market. During the last six months, long-term municipal revenue bond yields have declined nearly 50 basis points to 5.85%, their lowest level since late August 1999, as measured by the Bond Buyer Revenue Bond Index.

The relative underperformance of the municipal bond market in recent months has been especially disappointing given the strong technical position the tax-exempt bond market has enjoyed. The issuance of long-term tax-exempt securities has dramatically declined. During the last year, almost $200 billion in new long-term municipal securities was issued, a decline of almost 20% compared to the same period a year earlier. For the six months ended July 31, 2000, approximately $100 billion in new tax-exempt bonds was underwritten, a decline of 17% compared to the same period in 1999.

Although investors received more than $45 billion in coupon payments, bond maturities and the proceeds from early bond redemptions during June and July, overall investor demand has diminished. Long-term municipal bond mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. Thus far this year, tax-exempt mutual funds have had net redemptions of more than $12 billion.

However, the rate at which these redemptions have been occurring has slowed in recent months. Recent US equity market volatility, especially in the NASDAQ, has reduced some investor interest in the stock market. This investor interest, especially earlier this year, had been siphoning away demand for municipal bonds by retail investors. Also, the demand from property and casualty companies is expected to increase in the coming months. These firms are becoming more profitable after experiencing losses in the past few years resulting from a series of weather-related natural disasters. Yet as positive as the tax-exempt bond market's technical environment has been for much of this year, investor response to the reduction in both current and future supply of US Treasury bonds has been overwhelmingly positive and municipal bond yields have underperformed their taxable counterparts.

Significantly lower municipal bond yields are still likely to require weaker US employment growth and consumer spending. The actions taken in recent months by the Federal Reserve Board should eventually slow US economic growth. Recent declines in US new home sales are perhaps the first sign that consumer spending is being slowed by higher interest rates. Until further signs develop, it is likely that the municipal bond market's current favorable technical position will dampen significant tax-exempt interest rate volatility and provide a stable environment for eventual improvement in municipal bond prices.

Portfolio Strategy

During the fiscal year ended July 31, 2000, the municipal bond market was volatile, resulting from very strong economic growth and further potential tightening of monetary policy by the Federal Reserve Board. By October 1999, we initiated a strategy in which we sold interest rate-sensitive issues, which had been negatively affecting the Fund's total returns. As a replacement, we structured premium coupon bonds (6% or larger) in the new-issue New Jersey market. These bonds enhanced the Fund's dividend and helped lessen the Fund's volatility. By July 31, 2000, 95.9% of the Fund's net assets were rated A or better by at least one of the major rating agencies. The Fund also remained


                                     2 & 3

                       MuniHoldings New Jersey Insured Fund, Inc., July 31, 2000

fully invested in an effort to enhance shareholder income.

At the end of January 2000, the US Treasury had announced that it would reduce the amount of Treasury notes and bonds to be auctioned. This helped the New Jersey municipal market, as well as all fixed-income markets, to rally. We continued our strategy of selling discounts and purchasing premium bonds whenever available. New-issue supply in New Jersey in the first half of 2000 was down 3% compared to the same period a year ago.

In Conclusion

We appreciate your ongoing interest in MuniHoldings New Jersey Insured Fund, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Robert D. Sneeden

Robert D. Sneeden
Vice President and Portfolio Manager

September 7, 2000

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                      S&P     Moody's    Face
STATE               Ratings   Ratings   Amount   Issue                                                                      Value
===================================================================================================================================
New Jersey--94.0%   AAA       Aaa      $ 1,005   Atlantic City, New Jersey, Municipal Utilities Revenue
                                                 Bonds, 5% due 6/01/2022 (a)                                               $    937
                    ---------------------------------------------------------------------------------------------------------------
                                                 Bernards Township, New Jersey, School District, GO:
                    AAA       A1         3,205      5.30% due 1/01/2022                                                       3,101
                    AAA       A1         2,870      5.30% due 1/01/2023                                                       2,768
                    ---------------------------------------------------------------------------------------------------------------
                                                 Camden County, New Jersey, Improvement Authority, Lease Revenue Bonds (c):
                    AAA       Aaa        1,540      5.50% due 9/01/2016                                                       1,554
                    AAA       Aaa        2,635      5.375% due 9/01/2019                                                      2,596
                    ---------------------------------------------------------------------------------------------------------------
                    NR*       Aaa          430   Carteret, New Jersey, Board of Education, COP, 6% due 1/15/2024 (d)            448
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa        6,510   Casino Reinvestment Development Authority, New Jersey, Parking Fee
                                                 Revenue Bonds, Series A, 5.25% due 10/01/2017 (c)                            6,380
                    ---------------------------------------------------------------------------------------------------------------
                                                 Delaware River Port Authority of Pennsylvania and New Jersey Revenue Bonds:
                    AAA       Aaa        5,000      5.50% due 1/01/2012 (c)                                                   5,167
                    AAA       Aaa        3,250      5.625% due 1/01/2013 (c)                                                  3,366
                    AAA       Aaa        4,365      6% due 1/01/2018 (c)                                                      4,582
                    AAA       Aaa        5,500      6% due 1/01/2019 (c)                                                      5,770
                    AAA       Aaa        8,025      (Port District Project), Series B, 5% due 1/01/2026 (d)                   7,386
                    ---------------------------------------------------------------------------------------------------------------
                    NR*       Aaa        1,000   East Orange, New Jersey, Water Utility, GO, Refunding, 5.70% due
                                                 6/15/2022 (a)                                                                1,012
                    ---------------------------------------------------------------------------------------------------------------
                    NR*       Aaa        4,000   Essex County, New Jersey, Improvement Authority, Lease Revenue Bonds
                                                 (Correctional Facility Project), 6% due 10/01/2025 (b)                       4,179
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa        5,000   Essex County, New Jersey, Improvement Authority, Lease Revenue Refunding
                                                 Bonds (County Jail and Youth House Project), 5.35% due 12/01/2024 (a)        4,854
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa        2,705   Essex County, New Jersey, Improvement Authority, Utility System Revenue
                                                 Bonds (East Orange Franchise), 6% due 7/01/2018 (d)                          2,834
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa        1,015   Jersey City, New Jersey, GO, Refunding, Quality School, Series A, 5.375%
                                                 due 9/01/2017                                                                1,014
                    ---------------------------------------------------------------------------------------------------------------
                                                 Lafayette Yard, New Jersey, Community Development Revenue Bonds
                                                 (Hotel/Conference Center Project--Trenton) (d):
                    NR*       Aaa        1,125      6.125% due 4/01/2016                                                      1,207
                    NR*       Aaa        4,250      6% due 4/01/2029                                                          4,437
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa          825   Lopatcong Township, New Jersey, Board of Education, GO, 5.70% due
                                                 7/15/2025 (c)                                                                  833
                    ---------------------------------------------------------------------------------------------------------------
                                                 Metuchen, New Jersey, School District, GO (b):
                    AAA       NR*        1,000      5.20% due 9/15/2024                                                         953
                    AAA       NR*        1,190      5.20% due 9/15/2025                                                       1,131
                    AAA       NR*          885      5.20% due 9/15/2026                                                         839
                    ---------------------------------------------------------------------------------------------------------------
                                                 Middlesex County, New Jersey, COP (d):
                    AAA       Aaa        4,630      5.25% due 6/15/2023                                                       4,445
                    AAA       Aaa        6,600      5.30% due 6/15/2029                                                       6,309
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa        4,250   Middlesex County, New Jersey, COP, Refunding, 5% due 2/15/2019 (d)           4,000
                    ---------------------------------------------------------------------------------------------------------------
                    AA+       Aaa        5,270   Middlesex County, New Jersey, Improvement Authority, Lease Revenue Bonds
                                                 (Educational Services Commission Projects), 6% due 7/15/2025                 5,520
                    ---------------------------------------------------------------------------------------------------------------
                    NR*       Aaa        1,100   Montgomery Township, New Jersey, Board of Education, COP, 4.875% due
                                                 9/01/2023 (d)                                                                  992
                    ---------------------------------------------------------------------------------------------------------------
                                                 Moorestown Township, New Jersey, School District, GO (b):
                    AAA       Aaa        1,180      4.90% due 1/01/2021                                                       1,083
                    AAA       Aaa        1,315      4.95% due 1/01/2023                                                       1,209
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa        5,015   New Brunswick, New Jersey, Housing Authority, Lease Revenue Refunding
                                                 Bonds, 4.625% due 7/01/2024 (b)                                              4,327
                    ---------------------------------------------------------------------------------------------------------------
                    A1+       P1           100   New Jersey EDA, Economic Development Revenue Refunding Bonds
                                                 (Stolthaven Project), VRDN, Series A, 4.05% due 1/15/2018 (f)                  100
                    ---------------------------------------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of MuniHoldings New Jersey Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
EDA      Economic Development Authority
GO       General Obligation Bonds
RIB      Residual Interest Bonds
VRDN     Variable Rate Demand Notes


                                      4 & 5

                       MuniHoldings New Jersey Insured Fund, Inc., July 31, 2000

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                      S&P     Moody's    Face
STATE               Ratings   Ratings   Amount   Issue                                                                      Value
===================================================================================================================================
New Jersey          BBB-      NR*      $ 6,650   New Jersey EDA, First Mortgage Revenue Refunding Bonds (Fellowship
(continued)                                      Village), Series A, 5.50% due 1/01/2025                                   $  5,219
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa        5,000   New Jersey EDA, Lease Revenue Bonds (University of Medicine and
                                                 Dentistry--International Center for Public Health Project), 6%
                                                 due 6/01/2032(a)                                                             5,194
                    ---------------------------------------------------------------------------------------------------------------
                                                 New Jersey EDA, Natural Gas Facilities Revenue Refunding Bonds:
                    AAA       Aaa        6,075      (NUI Corporation Projects), AMT, Series A, 5.70% due 6/01/2032 (d)        5,969
                    A1+c      VMIG1+     2,000      (New Jersey Natural Gas Co. Project), VRDN, AMT, Series A, 4.20%
                                                    due 8/01/2030 (a)(f)                                                      2,000
                    A1+c      VMIG1+     2,100      (New Jersey Natural Gas Co. Project), VRDN, Series A, 3.70% due
                                                    1/01/2028 (a)(f)                                                          2,100
                    NR*       Aaa        7,210      RIB, AMT, Series 161, 6.94% due 6/01/2032 (d)(e)                          6,959
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa        6,155   New Jersey EDA, Revenue Bonds (Transportation Project), Sub-Lease,
                                                 Series A, 6% due 5/01/2016 (c)                                               6,484
                    ---------------------------------------------------------------------------------------------------------------
                                                 New Jersey EDA, State Lease Revenue Bonds (State Office Buildings
                                                 Projects) (a):
                    AAA       Aaa        3,000      6% due 6/15/2015                                                          3,188
                    AAA       Aaa        4,620      6.25% due 6/15/2020                                                       4,965
                    ---------------------------------------------------------------------------------------------------------------
                                                 New Jersey EDA, Water Facilities Revenue Bonds, AMT:
                    AAA       Aaa       13,000      (American Water Company Inc.), Series A, 5.25% due 7/01/2038 (b)         11,926
                    AAA       Aaa       14,800      (Middlesex Water Company Project), 5.35% due 2/01/2038                   13,808
                    ---------------------------------------------------------------------------------------------------------------
                                                 New Jersey Health Care Facilities Financing Authority, Revenue
                                                 Refunding Bonds:
                    AAA       Aaa        6,750      (Atlantic Health Systems Hospital Corporation), Series A, 5% due
                                                    7/01/2027 (a)                                                             6,091
                    AAA       Aaa        2,750      (Barnert Hospital), 5% due 8/01/2025 (d)                                  2,502
                    BBB       NR*        3,075      (Christian Health Care Center), Series A, 5.50% due 7/01/2018             2,545
                    AAA       Aaa        2,875      (JFK Medical Center--Hartwyck), 5% due 7/01/2025 (d)                      2,609
                    AAA       Aaa        3,000      (Medical Center at Princeton Obligation Group), 5% due 7/01/2023 (a)      2,740
                    AAA       Aaa       11,340      (Meridian Health System Obligation Group), 5.375% due 7/01/2024 (c)      10,904
                    BBB-      Baa3       1,150      (Saint Elizabeth Hospital Obligation Group), 6% due 7/01/2027               966
                    AAA       Aaa        5,255      (Virtua Health Issue), 4.50% due 7/01/2028 (c)                            4,319
                    ---------------------------------------------------------------------------------------------------------------
                                                 New Jersey Sports and Exposition Authority, State Contract
                                                 Revenue Bonds (d):
                    AAA       Aaa        2,400      Series A, 6% due 3/01/2013                                                2,571
                    A1+       VMIG1+     6,200      VRDN, Series C, 4% due 9/01/2024 (f)                                      6,200
                    ---------------------------------------------------------------------------------------------------------------
                                                 New Jersey State Educational Facilities Authority Revenue Bonds:
                    AAA       Aaa        8,905      (Capital Improvement Fund), Series A, 5.75% due 9/01/2017 (c)             9,179
                    AAA       Aaa        9,420      (Capital Improvement Fund), Series A, 5.75% due 9/01/2018 (c)             9,681
                    AAA       Aaa        2,500      (New Jersey Institute of Teachers), Series 1995E, 5.375% due
                                                    7/01/2025 (d)                                                             2,418
                    AAA       Aaa        1,950      (University Medical Dentistry of New Jersey), Series C, 5.125%
                                                    due 12/01/2029 (a)                                                        1,815
                    ---------------------------------------------------------------------------------------------------------------
                                                 New Jersey State Educational Facilities Authority, Revenue
                                                 Refunding Bonds:
                    BBB       Baa2       2,030      (Monmouth University), Series C, 5.75% due 7/01/2017                      2,008
                    BBB       Baa2       2,000      (Monmouth University), Series C, 5.80% due 7/01/2022                      1,949
                    AAA       Aaa        2,730      (Ramapo College), Series G, 4.625% due 7/01/2028 (a)                      2,324
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       NR*       11,130   New Jersey State Higher Education Assistance Authority, Student Loan
                                                 Revenue Bonds, AMT, Series A, 5.25% due 6/01/2018 (d)                       10,645
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa        2,200   New Jersey State Highway Authority, Garden State Parkway, General
                                                 Revenue Refunding Bonds, 5.75% due 1/01/2015 (b)                             2,295
                    ---------------------------------------------------------------------------------------------------------------
                                                 New Jersey State Housing and Mortgage Finance Agency, Home Buyer
                                                 Revenue Bonds (d):
                    AAA       Aaa        6,195      AMT, Series K, 6.375% due 10/01/2026                                      6,315
                    AAA       Aaa        2,000      AMT, Series M, 6.95% due 10/01/2022                                       2,101
                    AAA       Aaa        2,000      AMT, Series M, 7% due 10/01/2026                                          2,106
                    AAA       Aaa        1,000      AMT, Series U, 5.60% due 10/01/2012                                       1,024
                    AAA       Aaa        2,820      AMT, Series U, 5.65% due 10/01/2013                                       2,878
                    AAA       Aaa        3,000      AMT, Series U, 5.75% due 4/01/2018                                        3,021
                    AAA       Aaa        2,320      AMT, Series U, 5.85% due 4/01/2029                                        2,321
                    AAA       Aaa        3,000      Series L, 6.65% due 10/01/2014                                            3,132
                    ---------------------------------------------------------------------------------------------------------------
                                                 New Jersey State Housing and Mortgage Finance Agency, Home Buyer
                                                 Revenue Refunding Bonds (d):
                    AAA       Aaa        2,440      AMT, Series S, 5.95% due 10/01/2017                                       2,460
                    AAA       Aaa        2,800      Series V, 5.25% due 4/01/2026                                             2,588
                    ---------------------------------------------------------------------------------------------------------------
                                                 New Jersey State Transit Corporation, COP (Federal Transit
                                                 Administration Grants), Series A (a):
                    AAA       Aaa        1,500      6% due 9/15/2013                                                          1,603
                    AAA       Aaa        5,000      6.125% due 9/15/2015                                                      5,340
                    ---------------------------------------------------------------------------------------------------------------
                                                 New Jersey State Transportation Trust Fund Authority, Transportation
                                                 System Revenue Bonds, Series A:
                    AA        Aa2        2,740      6% due 6/15/2016                                                          2,892
                    AAA       Aaa        2,500      5% due 6/15/2018 (c)                                                      2,361
                    AAA       Aaa        1,500      4.50% due 6/15/2019 (c)                                                   1,292
                    AA        Aa2        7,500      6% due 6/15/2019                                                          7,858
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa       20,000   New Jersey State Turnpike Authority, Turnpike Revenue Refunding Bonds,
                                                 Series A, 5.75% due 1/01/2019 (d)                                           20,496
                    ---------------------------------------------------------------------------------------------------------------
                                                 North Bergen Township, New Jersey, Board of Education, COP (c):
                    NR*       Aaa        1,250      5% due 12/15/2018                                                         1,170
                    NR*       Aaa        1,000      6% due 12/15/2019                                                         1,047
                    NR*       Aaa        1,580      6.25% due 12/15/2020                                                      1,685
                    NR*       Aaa        1,680      6.25% due 12/15/2021                                                      1,785
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       NR*        1,200   North Hudson, New Jersey, Sewer Authority Revenue Bonds, 5.125%
                                                 due 8/01/2022 (b)                                                            1,137
                    ---------------------------------------------------------------------------------------------------------------
                    NR*       Aaa        3,035   Orange Township, New Jersey, Municipal Utility and Lease, GO, Refunding,
                                                 Series C, 5.10% due 12/01/2017 (d)                                           2,923
                    ---------------------------------------------------------------------------------------------------------------
                                                 Paterson, New Jersey, Public School District, COP (d):
                    NR*       Aaa        1,980      6.125% due 11/01/2015                                                     2,128
                    NR*       Aaa        2,000      6.25% due 11/01/2019                                                      2,148
                    ---------------------------------------------------------------------------------------------------------------
                    NR*       Aaa        1,000   Plainfield, New Jersey, Municipal Utilities Authority, Sewer Revenue
                                                 Bonds, Series A, 4.75% due 12/15/2023 (c)                                      885
                    ---------------------------------------------------------------------------------------------------------------
                    NR*       Aaa        1,000   Plainfield, New Jersey, Municipal Utilities Authority, Solid Waste
                                                 Revenue Bonds, Series A, 4.75% due 12/15/2023 (c)                              885
                    ---------------------------------------------------------------------------------------------------------------
                                                 Rancocas Valley, New Jersey, Regional High School District, GO:
                    AAA       Aaa          955      5.30% due 2/01/2024 (b)                                                     923
                    AAA       Aaa          770      5.30% due 2/01/2026                                                         741
                    ---------------------------------------------------------------------------------------------------------------
                    AA        A1         3,095   Rutgers State University, New Jersey, Revenue Bonds, Series A, 5.20%
                                                 due 5/01/2027                                                                2,911
                    ---------------------------------------------------------------------------------------------------------------
                                                 Salem County, New Jersey, Industrial Pollution Control Financing
                                                 Authority, Revenue Refunding Bonds:
                    AAA       Aaa        5,000      (Atlantic City Electric Company), 6.15% due 6/01/2029                     5,250
                    AAA       Aaa        2,300      (Public Service Electric & Gas), Series C, 5.55% due 11/01/2033 (d)       2,270
                    ---------------------------------------------------------------------------------------------------------------


                                     6 & 7

                       MuniHoldings New Jersey Insured Fund, Inc., July 31, 2000

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                      S&P     Moody's    Face
STATE               Ratings   Ratings   Amount   Issue                                                                      Value
===================================================================================================================================
New Jersey                                       South Jersey Transportation Authority, New Jersey, Transportation
(concluded)                                      System Revenue Refunding Bonds (a):
                    AAA       Aaa      $ 4,000      5% due 11/01/2017                                                      $  3,809
                    AAA       Aaa        4,900      5.125% due 11/01/2022                                                     4,641
                    ---------------------------------------------------------------------------------------------------------------
                    NR*       Aaa        8,650   Trenton, New Jersey, Parking Authority, Parking Revenue Bonds,
                                                 6.10% due 4/01/2026 (b)                                                      9,098
                    ---------------------------------------------------------------------------------------------------------------
                                                 Union County, New Jersey, Utilities Authority, County
                                                 Deficiency Revenue Refunding Bonds:
                    AAA       Aaa        4,500      AMT, Series A-2, 5% due 6/15/2028 (a)                                     4,025
                    AA+       Aaa        2,065      Series C-1, 5% due 6/15/2028                                              1,890
                    ---------------------------------------------------------------------------------------------------------------
                                                 Union County, New Jersey, Utilities Authority, Senior Lease Revenue
                                                 Refunding Bonds (Ogden Martin System of Union), AMT, Series A (a):
                    AAA       Aaa        2,305      5.375% due 6/01/2019                                                      2,224
                    AAA       Aaa        1,755      5.375% due 6/01/2020                                                      1,688
                    AAA       Aaa        3,050      5.35% due 6/01/2023                                                       2,907
                    ---------------------------------------------------------------------------------------------------------------
                                                 Wall Township, New Jersey, School District, GO (c):
                    AAA       Aaa        2,540      4.75% due 7/15/2022                                                       2,257
                    AAA       Aaa        1,685      4.75% due 7/15/2023                                                       1,493
                    ---------------------------------------------------------------------------------------------------------------
                                                 West Orange, New Jersey, Board of Education, COP (d):
                    NR*       Aaa        2,040      5.75% due 10/01/2014                                                      2,138
                    NR*       Aaa        3,590      6% due 10/01/2024                                                         3,763
===================================================================================================================================
New York--3.2%      AAA       Aaa        4,750   Port Authority of New York and New Jersey, Consolidated Revenue
                                                 Refunding Bonds, AMT, 119th Series, 5.50% due 9/15/2019 (b)                  4,662
                    ---------------------------------------------------------------------------------------------------------------
                    AAA       Aaa        4,750   Port Authority of New York and New Jersey, Special Obligation
                                                 Revenue Bonds (JFK International Air Terminal Project), AMT, Series 6,
                                                 5.75% due 12/01/2025 (d)                                                     4,764
                    ---------------------------------------------------------------------------------------------------------------
                                                 Port Authority of New York and New Jersey, Special Obligation Revenue
                                                 Refunding Bonds (Versatile Structure Obligation), VRDN (f):
                    A1+       VMIG1+       200      AMT, Series 4, 4.15% due 4/01/2024                                          200
                    A1+       VMIG1+     2,600      AMT, Series 6, 4.15% due 12/01/2017                                       2,600
                    A1+       VMIG1+       800      Series 5, 4.10% due 8/01/2024                                               800
===================================================================================================================================
Puerto Rico--5.2%   AAA       Aaa       11,000   Puerto Rico Commonwealth, GO, Public Improvement, 6% due 7/01/2029 (d)      11,492
                    ---------------------------------------------------------------------------------------------------------------
                    A         Baa1       6,000   Puerto Rico Commonwealth Highway and Transportation Authority,
                                                 Transportation Revenue Bonds, Series B, 6% due 7/01/2026                     6,149
                    ---------------------------------------------------------------------------------------------------------------
                                                 Puerto Rico Industrial Tourist, Educational, Medical and Environmental
                                                 Control Facilities Revenue Bonds, Series A:
                    AAA       Aaa        1,780      (Hospital Auxilio Mutuo Obligation Group), 6.25% due 7/01/2024 (d)        1,848
                    AA        Aa2        1,750      (Hospital de la Concepcion), 6.50% due 11/15/2020                         1,902
===================================================================================================================================
                    Total Investments (Cost--$425,493)--102.4%                                                              418,932

                    Liabilities in Excess of Other Assets--(2.4%)                                                            (9,797)
                                                                                                                           --------
                    Net Assets--100.0%                                                                                     $409,135
                                                                                                                           ========
===================================================================================================================================

      (a)   AMBAC Insured.
      (b)   FGIC Insured.
      (c)   FSA Insured.
      (d)   MBIA Insured.
      (e)   The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 2000.
      (f)   The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 2000.
      +     Highest short-term rating by Moody's Investors Service, Inc.
      *     Not Rated.
      Ratings of issues shown have not been audited by Ernst & Young LLP.

            See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                    As of July 31, 2000
===========================================================================================================================
Assets:             Investments, at value (identified cost--$425,493,324) ................                    $ 418,932,264
                    Cash .................................................................                           50,298
                    Receivables:
                       Securities sold ...................................................   $   6,255,674
                       Interest ..........................................................       4,685,270       10,940,944
                                                                                             -------------
                    Prepaid expenses .....................................................                            4,604
                                                                                                              -------------
                    Total assets .........................................................                      429,928,110
                                                                                                              -------------
===========================================================================================================================
Liabilities:        Payables:
                       Securities purchased ..............................................      20,186,889
                       Dividends to shareholders .........................................         254,174
                       Investment adviser ................................................         152,028
                       Offering costs ....................................................          42,809
                       Reorganization costs ..............................................          41,419       20,677,319
                                                                                             -------------
                    Accrued expenses .....................................................                          115,329
                    Total liabilities ....................................................                       20,792,648
                                                                                                              -------------
===========================================================================================================================
Net Assets:         Net assets ...........................................................                    $ 409,135,462
                                                                                                              =============
===========================================================================================================================
Capital:            Capital Stock (200,000,000 shares authorized):
                       Preferred Stock, par value $.10 per share (7,000 shares of AMPS*
                       issued and outstanding at $25,000 per share liquidation preference)                    $ 175,000,000
                       Common Stock, par value $.10 per share (17,817,155 shares issued
                       and outstanding) ..................................................   $   1,781,716
                    Paid-in capital in excess of par .....................................     272,213,540
                    Undistributed investment income--net .................................       1,142,342
                    Accumulated realized capital losses on investments--net ..............     (34,214,737)
                    Accumulated distributions in excess of realized capital gains on
                       investments--net ..................................................        (226,339)
                    Unrealized depreciation on investments--net ..........................      (6,561,060)
                                                                                             -------------
                    Total--Equivalent to $13.14 net asset value per share of Common Stock
                       (market price--$11.6875) ..........................................                      234,135,462
                                                                                                              -------------
                    Total capital ........................................................                    $ 409,135,462
                                                                                                              =============
===========================================================================================================================

      *     Auction Market Preferred Stock.

            See Notes to Financial Statements.


                                     8 & 9

                       MuniHoldings New Jersey Insured Fund, Inc., July 31, 2000

STATEMENT OF OPERATIONS

                          For the Year Ended July 31, 2000
===================================================================================================================================
Investment                Interest and amortization of premium and discount earned ...............                    $  14,575,794
Income:
===================================================================================================================================
Expenses:                 Investment advisory fees ...............................................   $   1,405,167
                          Reorganization expenses ................................................         410,392
                          Commission fees ........................................................         291,062
                          Transfer agent fees ....................................................          70,430
                          Professional fees ......................................................          66,208
                          Accounting services ....................................................          47,844
                          Printing and shareholder reports .......................................          26,433
                          Listing fees ...........................................................          23,478
                          Custodian fees .........................................................          23,305
                          Directors' fees and expenses ...........................................          21,303
                          Organizational expenses ................................................          14,688
                          Pricing fees ...........................................................           3,333
                          Other ..................................................................          16,237
                                                                                                     -------------
                          Total expenses before reimbursement ....................................       2,419,880
                          Reimbursement of expenses ..............................................        (175,046)
                                                                                                     -------------
                          Total expenses after reimbursement .....................................                        2,244,834
                                                                                                                      -------------
                          Investment income--net .................................................                       12,330,960
                                                                                                                      -------------
===================================================================================================================================
Realized & Unrealized     Realized loss on investments--net ......................................                      (22,774,839)
Gain (Loss) on            Change in unrealized appreciation/depreciation on investments--net .....                       23,363,613
Investments--Net:                                                                                                     -------------
                          Net Increase in Net Assets Resulting from Operations ...................                    $  12,919,734
                                                                                                                      =============
===================================================================================================================================

            See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                           For the Year Ended
                                                                                                                July 31,
                                                                                                    ------------------------------
                          Increase (Decrease) in Net Assets:                                             2000              1999
===================================================================================================================================
Operations:               Investment income--net ................................................   $  12,330,960    $   7,875,123
                          Realized gain (loss) on investments--net ..............................     (22,774,839)         325,337
                          Change in unrealized appreciation/depreciation on investments--net ....      23,363,613       (4,373,963)
                                                                                                    -------------    -------------
                          Net increase in net assets resulting from operations ..................      12,919,734        3,826,497
                                                                                                    -------------    -------------
===================================================================================================================================
Dividends &               Investment income--net:
Distributions to             Common Stock .......................................................      (8,002,927)      (5,676,267)
Shareholders:                Preferred Stock ....................................................      (4,279,115)      (2,078,554)
                          Realized gain on investments--net:
                             Common Stock .......................................................              --          (77,651)
                             Preferred Stock ....................................................              --         (130,955)
                          In excess of realized gain on investments to Common Stock
                           shareholders--net ....................................................              --         (226,339)
                                                                                                    -------------    -------------
                          Net decrease in net assets resulting from dividends and
                           distributions to shareholders ........................................     (12,282,042)      (8,189,766)
                                                                                                    -------------    -------------
===================================================================================================================================
Capital Stock             Proceeds from issuance of Common Stock resulting from reorganization ..     132,197,334               --
Transactions:             Proceeds from issuance of Preferred Stock resulting from reorganization     107,000,000               --
                          Value of shares issued to Common Stock shareholders in reinvestment
                           of dividends and distributions .........,.............................              --          696,570
                                                                                                    -------------    -------------
                          Net increase in net assets derived from capital stock transactions ....     239,197,334          696,570
                                                                                                    -------------    -------------

===================================================================================================================================
Net Assets:               Total increase (decrease) in net assets ...............................     239,835,026       (3,666,699)
                          Beginning of year .....................................................     169,300,436      172,967,135
                                                                                                    -------------    -------------
                          End of year* ..........................................................   $ 409,135,462    $ 169,300,436
                                                                                                    =============    =============
===================================================================================================================================
                         *Undistributed investment income--net ..................................   $   1,142,342    $     683,924
                                                                                                    =============    =============
===================================================================================================================================

            See Notes to Financial Statements.


                                    10 & 11

                       MuniHoldings New Jersey Insured Fund, Inc., July 31, 2000

FINANCIAL HIGHLIGHTS

                      The following per share data and ratios have been derived              For the Year Ended
                      from information provided in the financial statements.                      July 31,          For the Period
                                                                                         ------------------------   March 11, 1998+
                      Increase (Decrease) in Net Asset Value:                              2000            1999    to July 31, 1998
====================================================================================================================================
Per Share             Net asset value, beginning of period ...........................   $    14.47     $    15.09    $   15.00
Operating                                                                                ----------     ----------    ---------
Performance:          Investment income--net .........................................         1.07           1.13          .46
                      Realized and unrealized gain (loss) on investments--net ........        (1.27)          (.58)         .16
                                                                                         ----------     ----------    ---------
                      Total from investment operations ...............................         (.20)           .55          .62
                                                                                         ----------     ----------    ---------
                      Less dividends and distributions to Common Stock shareholders:
                         Investment income--net ......................................         (.78)          (.81)        (.26)
                         Realized gain on investments--net ...........................           --           (.01)          --
                         In excess of realized gain on investments--net ..............           --           (.03)          --
                                                                                         ----------     ----------    ---------
                      Total dividends and distributions to Common Stock shareholders .         (.78)          (.85)        (.26)
                                                                                         ----------     ----------    ---------
                      Capital charge resulting from issuance of Common Stock .........           --             --         (.03)
                                                                                         ----------     ----------    ---------
                      Effect of Preferred Stock activity:++
                         Dividends and distributions to PreferredStock shareholders:
                            Investment income--net ...................................         (.35)          (.30)        (.12)
                            Realized gain on investments--net ........................           --           (.02)          --
                      Capital charge resulting from issuance of Preferred Stock ......           --             --         (.12)
                                                                                         ----------     ----------    ---------
                      Total effect of Preferred Stock activity .......................         (.35)          (.32)        (.24)
                                                                                         ----------     ----------    ---------
                      Net asset value, end of period .................................   $    13.14     $    14.47    $   15.09
                                                                                         ==========     ==========    =========
                      Market price per share, end of period ..........................   $  11.6875     $  13.4375    $  15.375
                                                                                         ==========     ==========    =========
====================================================================================================================================
Total Investment      Based on market price per share ................................        (7.13%)        (7.44%)       4.29%++++
Return:**                                                                                ==========     ==========    =========
                      Based on net asset value per share .............................        (3.04%)         1.56%        2.35%++++
                                                                                         ==========     ==========    =========
====================================================================================================================================
Ratios Based on       Total expenses, net of reimbursement and excluding
Average Net Assets     reorganization expenses*** ....................................         1.27%          1.22%         .29%*
of Common Stock:                                                                         ==========     ==========    =========
                      Total expenses, net of reimbursement*** ........................         1.55%          1.22%         .29%*
                                                                                         ==========     ==========    =========
                      Total expenses*** ..............................................         1.67%          1.31%        1.21%*
                                                                                         ==========     ==========    =========
                      Total investment income--net*** ................................         8.52%          7.32%        8.17%*
                                                                                         ==========     ==========    =========
                      Amount of dividends to Preferred Stock shareholders ............         2.96%          1.93%        2.14%*
                                                                                         ==========     ==========    =========
                      Investment income--net, to Common Stock shareholders ...........         5.56%          5.39%        6.03%*
                                                                                         ==========     ==========    =========
====================================================================================================================================
Ratios Based on       Total expenses, net of reimbursement and excluding
Total Average          reorganization expenses .......................................          .72%           .75%         .18%*
Net Assets:***+++                                                                        ==========     ==========    =========
                      Total expenses, net of reimbursement ...........................          .88%           .75%         .18%*
                                                                                         ==========     ==========    =========
                      Total expenses .................................................          .94%           .80%         .76%*
                                                                                         ==========     ==========    =========
                      Total investment income--net ...................................         4.81%          4.48%        5.13%*
                                                                                         ==========     ==========    =========
====================================================================================================================================
Ratios Based on       Dividends to Preferred Stock shareholders ......................         3.84%          3.04%        3.61%*
Average Net Assets                                                                       ==========     ==========    =========
of Preferred Stock:
====================================================================================================================================
Supplemental Data:    Net assets, net of Preferred Stock, end of period (in thousands)   $  234,135     $  101,300    $ 104,967
                                                                                         ==========     ==========    =========
                      Preferred Stock outstanding, end of period (in thousands) ......   $  175,000     $   68,000    $  68,000
                                                                                         ==========     ==========    =========
                      Portfolio turnover .............................................       100.11%         64.93%       32.46%
                                                                                         ==========     ==========    =========
==================================================================================================================================
Leverage:             Asset coverage per $1,000 ......................................   $    2,338     $    2,490    $   2,544
                                                                                         ==========     ==========    =========
====================================================================================================================================
Dividends Per Share   Series A--Investment income--net ...............................   $      896     $      763    $     317
On Preferred Stock                                                                       ==========     ==========    =========
Outstanding:          Series B--Investment income--net ...............................   $      898     $      766    $     300
                                                                                         ==========     ==========    =========
                      Series C--Investment income--net ...............................   $      439             --           --
                                                                                         ==========     ==========    =========
                      Series D--Investment income--net ...............................   $      418             --           --
                                                                                         ==========     ==========    =========
====================================================================================================================================

         *  Annualized.
        ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
       *** Do not reflect the effect of dividends to Preferred Stock shareholders.
         +  Commencement of operations.
        ++ The Fund's Preferred Stock was issued on October 19, 1998 for Series A and B and March 6, 2000 for Series C and D.
       +++  Includes Common and Preferred Stock average net assets.
      ++++  Aggregate total investment return.

            See Notes to Financial Statements.


                                    12 & 13

                       MuniHoldings New Jersey Insured Fund, Inc., July 31, 2000

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniHoldings New Jersey Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUJ. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Organization expenses--In accordance with Statement of Position 98-5, unamortized organization expenses of $14,688 were expensed during the year ended July 31, 2000. This was considered to be a change in accounting principle and had no material impact on the operations of the Fund.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

(g) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $12 have been reclassified between undistributed net investment income and accumulated net realized capital losses and $409,512 has been reclassified between paid-in capital in excess of par and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's port folio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the year ended July 31, 2000, FAM earned fees of $1,405,167, of which $175,046 was voluntarily waived.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2000 were $246,905,915 and $245,999,229, respectively.

Net realized losses for the year ended July 31, 2000 and net unrealized losses as of July 31, 2000 were as follows:

--------------------------------------------------------------------------------
                                                 Realized            Unrealized
                                                  Losses               Losses
--------------------------------------------------------------------------------
Long-term investments ..................       $(21,623,050)       $ (6,561,060)
Financial futures contracts ............         (1,151,789)                 --
                                               ------------        ------------
Total ..................................       $(22,774,839)       $ (6,561,060)
                                               ============        ============
--------------------------------------------------------------------------------

As of July 31, 2000, net unrealized depreciation for Federal income tax purposes aggregated $8,177,402, of which $5,204,074 related to appreciated securities and $13,381,476 related to depreciated securities. The aggregate cost of investments at July 31, 2000 for Federal income tax purposes was $427,109,666.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the year ended July 31, 2000 increased by 10,816,659 as a result of the reorganization


                                    14 & 15

                       MuniHoldings New Jersey Insured Fund, Inc., July 31, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

and during the year ended July 31, 1999 increased by 44,928 as a result of dividend reinvestment.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at July 31, 2000 were Series A, 2.75%; Series B, 2.99%; Series C, 4.14% and Series D, 4.10%.

Shares issued and outstanding during the year ended July 31, 2000 increased by 4,280 as a result of the reorganization and during the year ended July 31, 1999 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended July 31, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $146,926 as commissions.

5. Acquisition of Other FAM-Managed Investment Companies:

On March 6, 2000, the Fund acquired all of the net assets of MuniHoldings New Jersey Insured Fund II, Inc. and MuniHoldings New Jersey Insured Fund III, Inc. pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of the following capital shares:

--------------------------------------------------------------------------------
                                                       Common Stock     AMPS
                                                          Shares       Shares
                                                        Exchanged     Exchanged
--------------------------------------------------------------------------------
MuniHoldings New Jersey Insured Fund II, Inc. ......     6,154,660      2,400
MuniHoldings New Jersey Insured Fund III, Inc. .....     5,297,667      1,880
--------------------------------------------------------------------------------

In exchange for these shares, the Fund issued 10,816,659 Common Stock shares and 4,280 AMPS shares. As of that date, net assets of the acquired funds, including unrealized depreciation and accumulated net realized capital losses, were as follows:

--------------------------------------------------------------------------------
                                                                   Accumulated
                                          Net        Unrealized    Net Realized
                                         Assets     Depreciation  Capital Losses
--------------------------------------------------------------------------------
MuniHoldings New Jersey Insured
Fund II, Inc. .....................   $129,890,849   $14,709,462    $6,937,095
MuniHoldings New Jersey Insured
Fund III, Inc. ....................   $109,306,485   $11,969,912    $4,502,815
--------------------------------------------------------------------------------

The aggregate net assets of the Fund immediately after the acquisition amounted to $392,754,800.

6. Capital Loss Carryforward:

At July 31, 2000, the Fund had a net capital loss carryforward of approximately $7,536,000, of which $523,000 expires in 2006, $6,464,000 expires in 2007 and
$549,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

7. Subsequent Event:

On August 8, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.059895 per share, payable on August 30, 2000 to shareholders of record as of August 18, 2000.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors,
MuniHoldings New Jersey Insured Fund, Inc.

We have audited the accompanying statement of assets, liabilities and capital of MuniHoldings New Jersey Insured Fund, Inc., including the schedule of investments, as of July 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial high lights referred to above present fairly, in all material respects, the financial position of MuniHoldings New Jersey Insured Fund, Inc. at July 31, 2000 and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP

MetroPark, New Jersey
August 26, 2000


                                    16 & 17

                       MuniHoldings New Jersey Insured Fund, Inc., July 31, 2000

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniHoldings New Jersey Insured Fund, Inc. during its taxable year ended July 31, 2000 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributions paid by the Fund during the year.

Please retain this information for your records.

MANAGED DIVIDEND POLICY (unaudited)

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

QUALITY PROFILE (unaudited)

The quality ratings of securities in the Fund as of July 31, 2000 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa ................................................                  90.6%
AA/Aa ..................................................                   3.8
A/A ....................................................                   1.5
BBB/Baa ................................................                   3.1
Other+ .................................................                   3.4
--------------------------------------------------------------------------------
+ Temporary investments in short-term municipal securities.


                                     18 & 19

Officers and Directors

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Robert D. Sneeden, Vice President
Donald C. Burke, Vice President and Treasurer
Jodi M. Pinedo, Secretary

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MUJ

MuniHoldings New Jersey Insured Fund, Inc. seeks to provide shareholders with current income exempt from Federal income tax and New Jersey personal income taxes by investing in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income tax and New Jersey personal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings New Jersey Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock share holders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniHoldings New Jersey
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                        #HOLDNJ2--7/00

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